January 28, 2002

Report to Fellow Shareholders:

During the month of December 2001, the Nicholas Liberty Fund (the "Fund") was down 0.10% while the S&P 500 was up 0.88%. With only one month under our belts, rather than detailing one month’s performance, we would like to take a prospective look at the markets, how we are going about investing your portfolio and where we are positioning for the future.

It has been a difficult environment to start a new fund. By the time we launched on December 1st, the market had just staged a remarkable recovery from the September lows with the S&P 500 up 18.31% and the NASDAQ up 35.65%. We are skeptical of the strength in this rally. We are concerned with the record-high consumer debt burden, with the high valuation levels in the market and with the extreme optimism placed on a second half recovery in the economy and corporate earnings. We are, therefore, slowly deploying the Fund in out of favor sectors. Although this has hurt us as the near-term momentum has continued, we feel it will position us well for the future.

We have a significant weighting in the defensive healthcare sector. We feel these companies have very sustainable earnings growth and are not dependant upon a second-half recovery in the economy to meet their targets. In this area, we favor dialysis providers like Renal Care Group and Davita Healthcare as well as hospital service providers Universal Healthcare and Province Healthcare.

In addition, U.S. wireless services is one of the most out-of-favor and universally hated industries we have come across in quite some time. After declining 43% in 2000, and 3% in 2001, the group is down over 25% in the first few weeks in January. The market consensus believes that wireless growth has ended. We disagree. Currently 44% of U.S. residents have wireless phones, up from 41% one year ago. At 44%, the U.S. is one of the only developed nations with penetration under 60%. Some European nations have greater than 80% penetration. We think growth will continue. Wireline displacement, increasing minutes of use and new data applications will all benefit these companies. Additionally, we have used positions in Sprint PCS and its affiliate companies, Airgate PCS and Alamosa PCS, as we feel these companies have a competitive technology advantage. While the decline in these shares is hurting short-term performance, we feel we are exploiting an attractive long-term opportunity.

There are additional positions in satellite television firms, utilities and a few unique situations. In total, there are eighteen names in the portfolio. We would expect the number of stocks in the portfolio to hover around twenty.

Finally, we still remain approximately 35% invested in cash. Great investment opportunities are rare and only present themselves over time. We are very patient and hope to exploit these opportunities as they arise.

Thank you for your trust.

Sincerely,

Mark Giese

Portfolio Manager

Financial Highlights
Per Share Operating Performance (For a share outstanding throughout each period)

        2001 (1)
NET ASSET VALUE, BEGINNING OF PERIOD …………………………………………………………… $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (2)………………………………………………………    --
Net loss on securities  (realized and unrealized) ……………………… (.01)
  Total from investment operations ………………………………………………  (.01)

LESS DISTRIBUTIONS
From net investment income ……………………………………………………………………  --
From net realized gain ………………………………………………………………………………  --
   Total distributions ………………………………………………………………………………  --
NET ASSET VALUE, END OF PERIOD …………………………………………………………………………… $ 9.99
TOTAL RETURN …………………………………………………………………………………………………………………………… (.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions) …………………………………………………………… $  3.7
Ratio of expenses to average net assets (3)(4)…………………………………  1.70%
Ratio of net investment loss to average net assets (3)(4) …  (.71)%
Portfolio turnover rate ……………………………………………………………………………………… 25.08%
1.     The Fund commenced operations on November 30, 2001.
2.     The amount rounds to $(0.00).  The actual amount is $(0.004).
3.     Net of reimbursements by adviser.  Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 4.33% for the period ended
       December 31, 2001.  Also, the respective ratio of net investment loss to average net assets would have been (3.34)%.
4.     Annualized
The accompanying notes are an integral part of this financial statement.
________________________________________________________________________________________
Top Ten Portfolio Holdings
December 31, 2001 (unaudited)
                                                                Percentage
Name                                                           of Net Assets

Qwest Communications International Inc. ….....................     6.84%
ARAMARK Corporation - Class B ................................     6.51%
Renal Care Group, Inc. .......................................     5.18%
Province Healthcare Company ..................................     4.98%
Liberty Media Corporation - Class A ..........................     4.90%
Universal Health Services, Inc. - Class B ....................     4.60%
Sprint Corporation (PCS Group) ...............................     4.27%
RealNetworks, Inc. ...........................................     3.20%
DaVita, Inc. .................................................     2.70%
Alamosa Holdings, Inc. .......................................     2.57%
Total of top ten .............................................    45.75%

Schedule of Investments
December 31, 2001
  Shares or                                                        Quoted
  Principal                                                        Market
   Amount                                                          Value

                                                                (Note 1 (a))
COMMON STOCKS - 61.98%
              Consumer Discretionary-Media - 9.36%
      3,000   EchoStar Communications Corporation - Class A *    $   82,410
     13,000   Liberty Media Corporation - Class A *                 182,000
      8,000   Pegasus Communications Corporation *                   83,280
                                                                    347,690

              Financials-Real Estate - 1.59%
      3,500   Correctional Properties Trust                          59,150

              Health Care-Services - 19.51%
      4,100   DaVita, Inc. *                                        100,245
      3,200   Manor Care, Inc. *                                     75,872
      6,000   Province Heathcare Company *                          185,160
      6,000   Renal Care Group, Inc. *                              192,600
      4,000   Universal Health Services, Inc. - Class B *           171,120
                                                                    724,997

              Industrials-Commercial
               Services & Supplies - 6.51%
      9,000   ARAMARK Corporation - Class B *                       242,100

              Information Technology-Hardware - 2.07%
      3,000   Plantronics, Inc. *                                    76,920

              Information Technology-
               Software & Services - 3.20%
     20,000   RealNetworks, Inc. *                                  118,800

              Telecommunication Services - 15.76%
      1,700   AirGate PCS, Inc. *                                    77,435
      8,000   Alamosa Holdings, Inc. *                               95,440
     18,000   Qwest Communications International Inc.               254,340
      6,500   Sprint Corporation (PCS Group) *                      158,665
                                                                    585,880

            Utilities - 3.98%
      3,500   Calpine Corporation *                                  58,765
      2,000   El Paso Corporation                                    89,220

                                                                    147,985

               TOTAL COMMON STOCKS
                (cost $2,191,522)                                 2,303,522

The accompanying notes are an integral part of this schedule.
Schedule of Investments
December 31, 2001
  Shares or                                                        Quoted
  Principal                                                        Market
   Amount                                                           Value
        (Note 1 (a))
SHORT-TERM INVESTMENTS - 37.49%
              U.S. Government Securities - 26.90%
 $1,000,000   U.S. Treasury Bill
               1.55%, due January 3, 2002                        $  999,957

              Commercial Paper - 9.15%
    170,000   GE Capital Corporation
               1.92%, due January 2, 2002                           170,000
    170,000   Marcus Corporation
               2.20%, due January 4, 2002                           169,979

                                                                    339,979

              Variable Rate Demand Note - 1.44%
     53,517   Firstar Bank U.S.A., N.A.
               1.68%, due January 2, 2002                            53,517

               TOTAL SHORT-TERM
                INVESTMENTS
                (cost $1,393,453)                                 1,393,453

               TOTAL INVESTMENTS
                (cost $3,584,975) - 99.47%                        3,696,975

              OTHER ASSETS,
               NET OF LIABILITIES - 0.53%                            19,706

               TOTAL NET ASSETS
                (Basis of percentages
                disclosed above) - 100%                          $3,716,681

  * Nondividend paying security

The accompanying notes are an integral part of this schedule.

___________________________________________________________________________________________________
Historical Record (unaudited)
                                    Net Investment                     Dollar        Growth of
                            Net         Income      Capital Gain      Weighted      an Initial
                        Asset Value  Distributions  Distributions  Price/Earnings     $10,000
                         Per Share     Per Share      Per Share       Ratio **     Investment
                        ___________ ______________  _____________  ______________  ______________
November 30, 2001 *.....  $10.00       $    --         $ --             --            10,000
December 31, 2001  .....    9.99            --           --           19.8 times       9,990
   *  Date of Initial Public Offering.
  **  Based on latest 12 months accomplished earnings.

Statement of Assets and Liabilities
December 31, 2001
ASSETS
   Investments in securities at market value (cost $3,584,975)(Note 1 (a)) ...     $3,696,975
   Receivables --
      Investment securities sold .............................................         67,392
      Due from adviser (Note 2) ..............................................          3,286
      Interest ...............................................................            473

   Total assets ......................................................              3,768,126

LIABILITIES
   Payables --
      Investment securities purchased ........................................         43,200
      Other payables and accrued expenses ....................................          8,245

           Total liabilities .................................................         51,445

           Total net assets ..................................................     $3,716,681

NET ASSETS CONSIST OF:
   Fund shares issued and outstanding ........................................     $3,720,435
   Net unrealized appreciation on investments (Note 3) .......................        112,000
   Accumulated net realized loss on investments ..............................       (115,754)

NET ASSETS ($.001 par value, 100,000,000 shares authorized,
  equivalent to $9.99 per share based on 372,120 shares outstanding)..........     $3,716,681

The accompanying notes are an integral part of this financial statement.
___________________________________________________________________________________________________
Statement of Operations
For the period November 30, 2001 to December 31, 2001
INVESTMENT INCOME
   Interest ...................................................   $   2,881

EXPENSES
   Audit and tax consulting fees ..............................       7,300
   Management fee (Note 2) ....................................       4,376
   Legal fees .................................................         600
   Other operating expenses ...................................         345
        Total expenses before reimbursement ...................      12,621
        Reimbursement of expenses by adviser (Note 2) .........      (7,662)
        Net expenses...................................……….....       4,959
        Net investment loss ...................................      (2,078)
NET REALIZED LOSS ON INVESTMENTS ..............................    (115,754)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........     112,000
        Net realized and unrealized loss on investments .......      (3,754)
        Net decrease in net assets resulting from operations ..   $  (5,832)

The accompanying notes are an integral part of this financial statement.

Statement of Changes in Net Assets
For the period November 30, 2001 to December 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss........................................................       (2,078
   Net realized loss on investments ..........................................   $ (115,754)
   Net increase in unrealized appreciation on investments ....................      112,000
       Net decrease in net assets resulting from operations .................        (5,832)

DISTRIBUTIONS TO SHAREHOLDERS
   Distribution from net investment income ...................................          --
   Distribution from net realized gain on investments.........................          --
        Total distributions ..................................................          --
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares issued (362,120 shares) ..............................    3,622,513
   Reinvestment of distributions (0 shares) ..................................          --
   Cost of shares redeemed (0 shares) ........................................          --
        Net increase in net assets derived from capital share transactions ...    3,622,513

   Net increase in net assets ................................................    3,616,681

NET ASSETS
   Beginning of period ......................................................       100,000
   End of period ............................................................    $3,716,681

The accompanying notes are an integral part of this financial statement.
Notes to Financial Statements
December, 31, 2001
-----------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    The Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas
    Family of Funds, Inc. is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended.  The Fund commenced operation on November 30, 2001.
    The primary objective of the Fund is to produce long-term growth.
    The following is a summary of the significant accounting policies of the Fund:
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Market
         values of most debt securities are based on evaluated bids.
         Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated
         at amortized cost which approximates market value.  Investment transactions are generally recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    (d)  The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income.
         Accordingly, at December 31, 2001, reclassifications were recorded to decrease fund shares issued and outstanding and increase accumulated net investment income by $2,078.
    (e)  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Non-cash dividends, if any, are
         recorded at fair market value on date of distribution.
    (f)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from estimates.
    (g)  The Fund has adopted the provisions of the revised AICPA Audit and
         Accounting Guide for Investment Companies, which is effective for fiscal years beginning after December 15, 2000. There was no material impact on the operations of the Fund due to the adoption of the revised guide.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1.50% on an annual basis of the average net asset value.  The adviser has decided to absorb all expenses of the Fund in excess of .20% of average net assets, excluding the management fees.  The adviser reimbursed $7,662 to the Fund which represents the non-management fee expenses in excess of
    .20% of average net assets for the period November 30, 2001 through
    December 31, 2001.  The total reimbursement represents an absorption of the management fee of $4,376 and reimbursement of non-management
    fee expenses of $3,286.   Also, the investment adviser may be reimbursed
    for clerical and administrative services rendered by its personnel, no such reimbursements were made in 2001. The advisory agreement is subject to an annual review by the Directors of the Fund.
 (3) Tax Basis Components of Net Assets --
    Aggregate gross unrealized appreciation (depreciation) as of December 31,
    2001 based on investment cost for federal tax purposes of $3,584,975 is as follows:
         Aggregate gross unrealized appreciation on investments...  $136,725
         Aggregate gross unrealized depreciation on investments...   (24,725)
             Net unrealized appreciation .......................... $112,000

    The realized loss carryforward is the same for book purposes as it is for
    Tax purposes. There is no difference between fund shares issued and outstanding book basis and tax basis.

(4) Investment Transactions --
    For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of investments, other than short-term
    obligations, aggregated $2,596,095 and $288,819, respectively.
(5) Transactions With Affiliates -
    At December 31, 2001, 365,797 shares were held by individuals affiliated with the adviser.

Report of Independent Public Accountants
To the Shareholders and Board of Directors
of Nicholas Family of Funds, Inc.:
      We have audited the accompanying statement of assets and liabilities of
NICHOLAS LIBERTY FUND (a series of the Nicholas Family of Funds, Inc.)
(a Maryland corporation), including the schedule of investments, as of
December 31, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period indicated
thereon.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers.  As to securities purchased but not yet received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period indicated thereon in conformity with accounting principles generally accepted in the United States.
                                                 ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
January 21, 2002

Directors and Officers of the Fund (unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of January 31, 2002:

Name, Age and Address	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 40 (1) 700 North Water Street Milwaukee, WI 53202	President and Director	(2), (3)	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively.	1	None
DISINTERESTED DIRECTORS
Timothy P. Reiland, 45 2319 East Newton Avenue Shorewood, WI 53211	Director	(2), (3)	Private Investor. Consultant, October 2001 to present. Investment Analyst from 1986 to October 2001, Tucker Anthony Incorporated, a brokerage firm.	1	Music Notes, Inc.
Jay H. Robertson, 50 5090 Central Sarasota Parkway, 101 Sarasota, FL 34238	Director	(2), (3)	Private Investor. Former Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm.	3	None
OFFICERS
Jeffrey T. May, 45 700 North Water Street Milwaukee, WI 53202	Senior Vice President, Secretary and Treasurer	Annual, (3)	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A

Mark J. Giese, 31 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Portfolio Manager	Annual, (3)	Vice President, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A

(1) Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) Each director and officer has served in such capacity since the Fund’s inception on November 30, 2001.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-227-5987 (toll-free) or 414-272-6133.

Nicholas Liberty Fund Privacy Policy

Nicholas Liberty Fund respects each shareholders right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

* Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

* Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

* Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

* With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its' Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

* With a party representing you, with your consent, such as your broker or lawyer.

* When required by law, such as in response to a subpoena or other legal process.

The Fund and its' Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

NICHOLAS LIBERTY FUND
ANNUAL REPORT

Directors and Officers
DAVID O. NICHOLAS
President and Director
TIMOTHY P. REILAND
Director
JAY H. ROBERTSON
Director
JEFFREY T. MAY
Senior Vice President, Secretary and Treasurer
MARK J. GIESE
Senior Vice President
Investment Adviser
NICHOLAS COMPANY, INC.
700 North Water Street
Milwaukee, Wisconsin
www.nicholasfunds.com
414-272-6133 or 800-227-5987
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547
Custodian
U.S BANK N.A.
Cincinnati, Ohio
Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin
Counsel
MICHAEL, BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.